UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2012

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 24, 2012 in accordance with the Federal Housing Finance Agency ("Finance Agency") Director Election Regulation at 12 C.F.R. 1261.8(c), the Board of Directors of the Federal Home Loan Bank of Pittsburgh ("Bank") reviewed the nominations for member directors for the two open seats in Delaware. There were only two nominees for the two open positions. Pursuant to 1261.8(c), since the number of nominees for the member directorships for Delaware equals the number of directorships to be filled, the nominees are deemed to be elected without further action. The 2012 member director election in Pennsylvania and the district-wide independent director election will proceed in early October.

The nominees declared elected to serve on the Board as Delaware member directors for terms beginning January 1, 2013 are:

(1) Carlos M. Garcia, Senior Executive Vice President, Sovereign Bank, N.A. has been elected to serve a three-year term on the Board beginning January 1, 2013 and ending December 31, 2015.
(2) Gary T. Prizzia, Treasurer, Genworth Life Insurance Company has been elected to serve a three-year term on the Board beginning January 1, 2013 and ending December 31, 2015.

Attached as Exhibit 99.1 is a notice to Delaware members issued by the Bank announcing the results of the election.

The Board has not yet determined on which committees either of these directors will serve beginning in 2013. All directors serving on the Bank's Board for 2013 will receive compensation under the Bank's 2013 Director Compensation Policy which has not yet been approved by the Board. Director compensation is subject to the terms of Finance Agency Regulations and subject to Finance Agency review.

The Bank is a cooperative, and most of the Bank’s business is conducted with its members. In the normal course of its business, the Bank extends credit to and transacts other business with members whose officers or directors may serve as member directors of the Bank. It is the Bank’s policy to extend credit to and transact other business with members having directors or officers serving on the Bank’s Board on terms and conditions that are no more favorable than the terms of comparable transactions with similarly situated members having no Board representation. For further information, including information regarding related person transactions as defined in 17 C.F.R. 229.404(a), see Item 13 of the Bank’s 2011 Annual Report on Form 10-K filed with the SEC.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank’s notice to Delaware members dated August 27, 2012, regarding the results of the Delaware member director election. The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 24, 2012 the Board amended the Bank’s 2012 Director Compensation Policy (previously referred to as the 2012 Directors’ Fee Policy) to: 1) include a reference to the compensation study relied on by the Board in setting the level of director compensation at the Bank and 2) permit for the reduction in compensation for any director that fails to attend at least 75 percent of Board and assigned committee meetings.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number

99.1 Notice to Delaware members dated August 27, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

August 27, 2012	By:	Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Notice to Delaware members dated August 27, 2012